Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, Kathleen A. Gorman, President and Chief Executive Officer of RBC Funds Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 25, 2018	/s/ Kathleen A. Gorman
Kathleen A. Gorman, President and Chief Executive
Officer
(principal executive officer)

I, Kathleen A. Hegna, Treasurer and Chief Financial Officer of RBC Funds Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 25, 2018	/s/ Kathleen A. Hegna
Kathleen A. Hegna, Treasurer and Chief Financial
Officer
(principal financial officer)